Exhibit 99.1

JAMES HARDIE COMPLETES ACQUISITION OF AZEK TO BECOME A LEADING PROVIDER OF

EXTERIOR HOME AND OUTDOOR LIVING SOLUTIONS

Combines World-Class Talent with Shared Cultures Focused on Providing Winning Solutions Across the

Customer Value Chain

Unites Highly Complementary Offerings of Leading Exterior Brands and Significantly Expands James

Hardie’s Total Addressable Market

Combination Will Capture Significant Commercial and Cost Synergies, Accelerate James Hardie’s Revenue

and EBITDA Growth and Drive Robust Free Cash Flow Generation

SYDNEY and CHICAGO, July 1, 2025 – Today, James Hardie Industries plc (NYSE / ASX: JHX) (“James Hardie” or the “Company”), a leader in high-performance, low-maintenance building product solutions, successfully completed its previously announced acquisition of The AZEK® Company (“AZEK”) in a cash-and-stock transaction for $26.45 in cash and 1.0340 ordinary shares of James Hardie for each share of AZEK common stock held for a total of $54.18 per share, based on the closing stock price of AU$40.77 per share based on James Hardie’s CHESS Depositary Interest (CDI) listing on the Australian Securities Exchange (ASX) and an exchange rate of 0.6579. This represents an implied value of $8.4 billion, including the value of share-based awards and the repayment of AZEK’s outstanding debt.

“I want to thank our James Hardie teammates for their focus and dedication to our customers, and to the AZEK team, I am pleased to formally welcome you to James Hardie,” said Aaron Erter, Chief Executive Officer, James Hardie. “Together, we are a stronger team and have never been better positioned to serve our customers and create value for all our stakeholders. As a combined organization, our purpose of Building a Better Future for All™ will drive our continued success as a leading provider of exterior home and outdoor living solutions.”

James Hardie now features a portfolio of high-performance, low-maintenance exterior brands, including Hardie®, TimberTech®, AZEK® Exteriors, Versatex®, StruXure®, Ultralox® and Intex®. Collectively, James Hardie brands offer incredible value, as well as endless design possibilities for homeowners looking for siding, decking, trim, railing, and pergolas.

The combination of James Hardie and AZEK creates a company with an accelerated growth rate, peer-leading profitability and robust cash generation. James Hardie intends to use its strong financial profile to support organic growth, deleverage and fund ongoing share repurchases.

With completion of the transaction, AZEK stock has ceased trading and is no longer listed on the New York Stock Exchange (“NYSE”).

Combined Organization Leadership

As previously announced, Aaron Erter and Rachel Wilson will continue to serve as Chief Executive Officer and Chief Financial Officer. Jon Skelly has been appointed President – AZEK Residential, Sam Toole will join James Hardie as Chief Marketing Officer, AZEK® brands, and Chris Russell will join James Hardie as VP, Global Strategy and Corporate Development.

Additional members of James Hardie’s Executive Leadership team include:

Farhaj Majeed, Chief Human Resources Officer

Tim Beastrom, Chief Legal Officer

Sean Gadd, President, James Hardie, North America

Joe Liu, Chief Technology Officer

James Johnson II, Chief Information Officer

Ryan Kilcullen, Chief Operations Officer

John Arneil, President, Asia Pacific

Christian Claus, President, Europe

Joel Wasserman, VP, Corporate Communications and James Hardie Global Brand Management

Jeff Wrobel, VP, Integration Management Office

Jesse Singh, Howard Heckes, and Gary Hendrickson will join the James Hardie Board of Directors.

Termination of American Depositary Share Program and Listing of Ordinary Shares

The previously announced termination of James Hardie’s American Depositary Share program took effect on July 1, 2025, and James Hardie’s ordinary shares are now listed and traded on the NYSE under the symbol “JHX.” James Hardie ordinary shares continue to be listed for trading on the Australian Securities Exchange via CHESS Units of Foreign Securities, each representing beneficial ownership of one James Hardie ordinary share.

Fiscal Year 2026 Guidance and First Quarter Earnings Call Timing

James Hardie expects to provide guidance regarding the anticipated contribution of the acquisition to James Hardie’s fiscal year 2026 financial results at the time of the Company’s first quarter earnings call.

The Company also announced it will release financial results for the first quarter of its 2026 fiscal year after the market closes in the United States on Tuesday, August 19, and hold a conference call to discuss results at 6:00 PM Eastern Daylight Time the same evening (Wednesday, August 20, at 8:00 AM AEDT, hosted by Aaron Erter, CEO, and Rachel Wilson, CFO. The event will be webcast live on the Investor Relations page of James Hardie’s corporate website (www.jameshardie.com).

Teleconference Registration: https://s1.c-conf.com/diamondpass/10048518-k9i8u7.html

Webcast Registration: https://edge.media-server.com/mmc/p/mzuqdz9g

About James Hardie

James Hardie Industries plc (NYSE: JHX; ASX: JHX) is the industry leader in exterior home and outdoor living solutions, with a portfolio that includes fiber cement, fiber gypsum, and composite and PVC decking and railing products. Products offered by James Hardie are engineered for beauty, durability, and climate resilience, and include trusted brands like Hardie®, TimberTech®, AZEK® Exteriors, Versatex®, fermacell® and StruXure®.

With a global footprint, the James Hardie portfolio is marketed and sold throughout North America, Europe, and the Asia-Pacific region.

James Hardie Industries plc is a limited liability company incorporated in Ireland with its registered office at 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland.

For more information, visit www.jameshardie.com.

Forward-Looking Statements

Statements in this communication, including statements regarding the Company’s acquisition of AZEK (the “Acquisition”), that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Examples of forward-looking statements include statements about the Company’s future performance or expectations and the Company’s plans, objectives or goals. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “target,” “estimate,” “project,” “predict,” “trend,” “forecast,” “guideline,” “aim,” “objective,” “will,” “should,” “could,” “likely,” “continue,” “may,” “objective,” “outlook” and similar expressions may identify forward-looking statements, but are not the exclusive means of identifying such statements. Investors are cautioned not to place undue reliance on forward-looking statements.

Forward-looking statements of the Company are based on the current expectations, estimates and assumptions of the Company and, because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the control of the Company. Such known and unknown risks, uncertainties and other factors may cause actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by forward-looking statements. These factors include risks and uncertainties relating to the Acquisition, including, but not limited to, possible negative effects of the Acquisition on the market price of the Company’s shares and/or business, financial condition, results of operations and financial performance; the impact of the additional indebtedness the Company has incurred in connection with the Acquisition; risks relating to unknown liabilities; the possibility that the anticipated synergies and other benefits from the Acquisition cannot be realized in full or at all or may take longer to realize than expected; risks associated with contracts containing consent and/or other provisions triggered by the Acquisition; risks associated with Acquisition-related litigation; the possibility that costs or difficulties related to the integration of AZEK will be greater than expected; the risk that the Acquisition could have an adverse effect on the Company’s relationships with employees and other business partners, including suppliers and customers; the risk of other Acquisition-related disruptions to the business, including business plans and operations, of the Company; and the possibility that, as a result of the Acquisition or otherwise, the Company could lose its foreign private issuer status and be required to bear the costs and expenses related to full compliance with rules and regulations that apply to U.S. domestic issuers.

Additional important factors relating to the Company that could cause actual results to differ materially from those reflected in forward-looking statements include, but are not limited to, the risks and uncertainties set forth in Section 3 “Risk Factors” in the Company’s Annual Report on Form 20-F for the fiscal year ended March 31, 2025 (the “Company 2025 Annual Report”); changes in general economic, political, governmental and business conditions globally and in the countries in which the Company does business; changes in interest rates; changes in inflation rates; changes in exchange rates; the level of construction generally; changes in cement demand and prices; changes in raw material and energy prices; changes in business strategy and various other factors.

These factors are not necessarily all of the factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, could also harm the Company’s results.

The foregoing discussion of risks and uncertainties is not exhaustive; other risks and uncertainties may cause actual results to differ materially from those referenced in any forward- looking statements. All forward-looking statements of the Company, or persons acting on the Company’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements in this communication speak only as of the date of this communication and are statements of then current expectations concerning future results, events and conditions. The Company assumes no obligation to update any forward-looking statements or information except as required by law. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements. Further information regarding the Company that could affect the forward-looking statements contained herein can be found in the Company 2025 Annual Report and in other documents filed or furnished by the Company with the SEC.

James Hardie Contacts:

Investor Relations:

Joe Ahlersmeyer, CFA

Vice President, Investor Relations

+1 773-970-1213

investors@jameshardie.com

Media:

Ed Trissel / Arielle Rothstein

Joele Frank, Wilkinson Brimmer Katcher

+1 212-355-4449

Jack Gordon

Sodali & Co.

+61 478 060 362

jack.gordon@sodali.com